EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of March 31, 2010

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”), adjusted cash flow from operating activities and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the SEC, including but not limited to our Form 10-K for the year ended December 31, 2009. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
As of March 31, 2010

Contents
Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations — as adjusted (AFFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Stability Analysis	9
Portfolio Debt Overview	10
Detailed Debt Summary	11
2010 Investment and Disposition Activity	13
Portfolio Analysis — Rent Contribution and Historical Occupancy	14
Portfolio Diversification Analysis by Property Type	15
Portfolio Diversification Analysis by Tenant Industry	16
Portfolio Diversification Analysis by Geography	17
Portfolio Lease Maturity Analysis	18
Consolidated Balance Sheets	19
Consolidated Statements of Income	20
Consolidated Statements of Cash Flows	21
Detailed Property Summary	22

W. P. CAREY & CO. LLC
Company Overview
March 31, 2010

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. DuGan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
David M. West	Davenport & Company, LLC
Andrew T. DiZio	Janney Montgomery Scott LLC

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Stock Data (NYSE: WPC)	2010	2009	2009	2009	2009
High Price	$30.32	$29.80	$30.67	$29.89	$24.00
Low Price	$24.69	$25.50	$22.50	$19.75	$16.15
Closing Price	$29.38	$27.68	$28.31	$24.98	$22.19

Distributions declared per share — annualized (1)	$2.02	$2.01	$2.00	$1.99	$1.98

Distribution yield (annualized distribution / closing stock price)	6.86%	7.25%	7.06%	7.97%	8.94%

Shares outstanding at quarter end	39,220,182	39,204,605	39,193,174	39,158,020	39,117,568

Market value of outstanding shares at quarter end (in thousands)	$1,152,289	$1,085,183	$1,109,559	$978,167	$868,019

(1)	Annualized distribution declared per share for the fourth quarter of 2009 excludes a special distribution of $0.30 per share paid in January 2010 to shareholders of record at December 31, 2009.

W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”) and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
EBITDA
Investment management	$14,899	$18,892	$11,789	$10,430	$13,669
Real estate ownership	13,813	20,883	17,412	19,365	20,291

Total	$28,712	$39,775	$29,201	$29,795	$33,960

AFFO
Investment management	$12,089	$16,802	$12,788	$11,627	$13,679
Real estate ownership	15,977	16,871	17,445	18,486	15,178

Total	$28,066	$33,673	$30,233	$30,113	$28,857

EBITDA Per Share (Diluted)
Investment management	$0.38	$0.47	$0.29	$0.26	$0.34
Real estate ownership	0.35	0.52	0.43	0.48	0.51

Total	$0.73	$0.99	$0.72	$0.74	$0.85

AFFO Per Share (Diluted)
Investment management	$0.31	$0.41	$0.32	$0.29	$0.34
Real estate ownership	0.40	0.42	0.43	0.46	0.38

Total	$0.71	$0.83	$0.75	$0.75	$0.72

	Three months ended March 31,
	2010	2009
Adjusted Cash Flow From Operating Activities
Adjusted cash flow	$27,675	$39,038

Adjusted cash flow per share (diluted)	$0.70	$0.98

Distributions declared per share	$0.504	$0.496

Payout ratio (distributions per share/adjusted cash flow per share)	72%	51%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA
(in thousands, except share and per share amounts)

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Investment Management
Net income from investment management attributable to W. P. Carey members	$9,850	$11,616	$5,059	$5,954	$7,306
Adjustments:
Provision for income taxes	3,878	6,227	5,606	3,440	5,765
Depreciation and amortization	1,171	1,049	1,124	1,036	598

EBITDA — investment management	$14,899	$18,892	$11,789	$10,430	$13,669

EBITDA per share (diluted)	$0.38	$0.47	$0.29	$0.26	$0.34

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$4,563	$11,370	$8,292	$9,023	$10,403
Adjustments:
Interest expense	3,711	3,589	3,889	3,923	4,195
Provision for income taxes	234	628	412	280	435
Depreciation and amortization	5,198	4,227	4,812	6,084	4,752
Reconciling items attributable to discontinued operations	107	1,069	7	55	506

EBITDA — real estate ownership	$13,813	$20,883	$17,412	$19,365	$20,291

EBITDA per share (diluted)	$0.35	$0.52	$0.43	$0.48	$0.51

Total Company
EBITDA	$28,712	$39,775	$29,201	$29,795	$33,960

EBITDA per share (diluted)	$0.73	$0.99	$0.72	$0.74	$0.85

Diluted weighted average shares outstanding	39,495,845	40,390,393	40,368,946	40,065,495	39,927,886

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations — as adjusted (AFFO)
(in thousands, except share and per share amounts)

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Investment Management
Net income from investment management attributable to W. P. Carey members	$9,850	$11,616	$5,059	$5,954	$7,306

Amortization, deferred taxes and other non-cash charges	1,278	(3,370)	1,247	2,607	1,312
AFFO from equity investments	961	8,556	6,482	3,066	5,061

AFFO — investment management	$12,089	$16,802	$12,788	$11,627	$13,679

AFFO per share (diluted)	$0.31	$0.41	$0.32	$0.29	$0.34

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$4,563	$11,370	$8,292	$9,023	$10,403
(Gain) loss on sale of real estate, net	(404)	(7,358)	—	(478)	135
Gain on extinguishment of debt, net (a)	—	—	—	—	(2,796)
Depreciation, amortization and other non-cash charges	5,818	4,976	4,189	5,174	5,174
Straight-line and other rent adjustments	(80)	465	396	232	180
Impairment charges	7,152	5,754	2,390	2,280	—
AFFO from equity investments	(904)	1,818	2,274	2,411	2,257
Noncontrolling interests’ share of AFFO	(168)	(154)	(96)	(156)	(175)

AFFO — real estate ownership	$15,977	$16,871	$17,445	$18,486	$15,178

AFFO per share (diluted)	$0.40	$0.42	$0.43	$0.46	$0.38

Total Company
AFFO	$28,066	$33,673	$30,233	$30,113	$28,857

AFFO per share (diluted)	$0.71	$0.83	$0.75	$0.75	$0.72

Diluted weighted average shares outstanding	39,495,845	40,390,393	40,368,946	40,065,495	39,927,886

(a)	In January 2009, Carey Storage repaid, in full, the $35.0 million outstanding balance on its secured credit facility for $28.0 million and recognized a gain of $7.0 million on the repayment of this debt at a discount, inclusive of the profit sharing interest of $4.2 million.
Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used by investors and analysts in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO or funds from operations — as adjusted (AFFO) should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity and should be used in conjunction with GAAP net income. FFO or AFFO disclosed by other REITs may not be comparable to our AFFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate AFFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but that have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. As a result, we believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better understand and measure the performance of our business over time without the potentially distorting impact of these short-term fluctuations.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2010	2009
Cash flow from operating activities	$13,623	$24,282
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	1,881	7,195
(Distributions paid to) contributions received from noncontrolling interests, net (b)	(177)	222
Changes in working capital (c)	12,348	7,339

Adjusted cash flow from operating activities	$27,675	$39,038

Adjusted cash flow per share (diluted)	$0.70	$0.98

Distributions declared per share	$0.504	$0.496

Payout ratio (distributions per share/adjusted cash flow per share)	72%	51%

Diluted weighted average shares outstanding	39,495,845	39,927,886

(a)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of contributions/distributions made by ventures that we consolidate in our financial statements.

(c)	Timing differences arising from the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the item was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.
Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities refers to our cash provided by operating activities, as determined in accordance with GAAP, adjusted primarily to reflect timing differences between the period an expense is incurred and paid, to add cash distributions that we receive from our investments in unconsolidated real estate joint ventures in excess of our equity investment in the joint ventures, and to subtract cash distributions that we make to our noncontrolling partners in real estate joint ventures that we consolidate. We hold a number of interests in real estate joint ventures, and we believe that adjusting our GAAP cash provided by operating activities to reflect these actual cash receipts and cash payments may give investors a more accurate picture of our actual cash flow than GAAP cash provided by operating activities alone and that it is a useful supplemental measure for investors to consider. We also believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations, and we use this measure when evaluating distributions to shareholders and as one measure of our operating performance when we determine executive compensation. Adjusted cash flow from operating activities should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Pro rata basis)
(in thousands)

	Three months ended
	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%

Asset management revenues	$18,820	36%	$19,180	39%	$19,106	37%	$19,227	39%	$19,108	34%
Pro rata net lease revenues	26,654	51%	23,246	47%	27,605	53%	29,747	60%	27,286	48%

	45,474	87%	42,426	86%	46,711	90%	48,974	99%	46,394	82%

Structuring revenue (a)	6,834	13%	7,023	14%	5,476	10%	365	1%	10,409	18%

Total Adjusted Revenue	$52,308	100%	$49,449	100%	$52,187	100%	$49,339	100%	$56,803	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$63,091		$57,145		$61,170		$55,426		$62,135
Less: Reimbursed costs from affiliates (b)	(15,048)		(14,223)		(13,503)		(11,115)		(9,874)
Less: Wholesaling revenue	(2,103)		(1,991)		(1,869)		(1,597)		(1,093)

Add: Pro rata share of revenues from equity investments	7,292		9,548		7,429		7,589		6,559

Less: Pro rata share of revenues due to noncontrolling interests	(924)		(1,030)		(1,040)		(964)		(924)

Total Adjusted Revenue	$52,308		$49,449		$52,187		$49,339		$56,803

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues — as reported	$16,465		$11,181		$17,448		$18,473		$18,391

Add: Pro rata share of revenues from equity investments	7,292		9,548		7,429		7,589		6,559

Less: Pro rata share of revenues due to noncontrolling interests	(924)		(1,030)		(1,040)		(964)		(924)
Add: Other real estate income (c)	3,821		3,547		3,768		4,649		3,260

Total Pro Rata Net Lease Revenues	$26,654		$23,246		$27,605		$29,747		$27,286

(a)	We earn structuring revenue on acquisitions structured on behalf of the CPA® REITs and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the CPA® REITs totaled approximately $149 million, $152 million, $121 million, $3 million and $232 million for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009, respectively.

(b)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 — Global’s initial public offering, which is substantially offset by underwriting costs incurred in connection with the offering.

(c)	Other real estate income generally consists of revenue from Carey Storage, a subsidiary that invests in domestic self-storage properties, and Livho, a subsidiary that operates a Radisson hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period.

Note:	Amounts presented for prior periods do not reflect adjustments made for assets reclassified as held for sale or sold.
Non-GAAP Financial Disclosure
Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata basis)
As of March 31, 2010
(in thousands)

Portfolio Debt Maturity
Year of Maturity	Outstanding Balance
2010	$9,435
2011	199,256
2012	30,816
2013	1,581
2014	85,872
2015	46,369
2016	34,215
2017	49,367
2018	8,718
2019	24,887
2020	—
2021	—
2022	—
2023	5,281

Total	$495,797

Fixed and Variable Rate Debt Analysis
Non-Recourse Debt	Outstanding Balance
Fixed	$215,773
Fixed — Future Rate Reset	80,503
Fixed — Capped	35,803
Fixed — Swap Agreement	8,718
Variable	5,000

345,797

Recourse Debt
Variable — Line of Credit	150,000

Total Debt	$495,797

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis)
As of March 31, 2010
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Outstanding Balance

Hibbett Sports (a)	Fixed	7.50%	Apr-2010	$4,435
Billipp Portfolio	Variable	1.49%	Dec-2010	5,000
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	15,896
AutoZone, Inc. — Series A	Fixed	6.85%	Jan-2011	425
Childtime Childcare, Inc. (34%)	Fixed	7.50%	Jan-2011	2,177
Information Resources, Inc. (33%)	Fixed	7.60%	Jan-2011	7,240
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,358
AutoZone, Inc. — Series B	Fixed	6.85%	Feb-2011	695
Career Education Corporation	Fixed	7.58%	Jun-2011	6,682
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,833
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	7,950
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,375
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	526
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,277
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,429
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,424
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	9,785
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	1,581
US Airways Group, Inc. (75%)	Fixed — Capped	4.23%	Apr-2014	14,762
The New York Times Company (17.75%)	Fixed — Capped	5.01%	Sep-2014	21,041
Carrefour France, SAS (46%) (b)	Fixed — Future Rate Reset	5.55%	Dec-2014	50,069
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	8,964
Bouygues Telecom, S.A. (Tours) (95%) (b)	Fixed — Future Rate Reset	3.86%	Oct-2015	6,594
The American Bottling Company	Fixed	5.13%	Nov-2015	30,811
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	14,703
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (b) (c)	Fixed — Future Rate Reset	5.01%	Oct-2016	12,615
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,897
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (b)	Fixed	5.49%	Jan-2017	14,217
Amylin Pharmaceuticals, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675
Medica France, S.A. (46%) (b)	Fixed	5.63%	Oct-2017	17,475

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis)
As of March 31, 2010
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance

OBI Wroclaw (b)	Fixed — Swap	5.48%		Mar-2018	$8,718
Self-Storage Portfolio (40%) (c)	Fixed — Future Rate Reset	7.03%		Feb-2019/Mar-2019	11,225
Orbital Sciences Corporation	Fixed	7.75%		Jul-2019	13,662
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	5,281

Total Non-Recourse Debt		5.82	%(c)		$345,797

Unsecured Line of Credit	Variable	1.00%		Jun-2011	150,000

Total Debt		4.36	%(c)		$495,797

(a)	In April 2010, we refinanced this loan with new non-recourse mortgage financing of $4.8 million that bears interest at a variable rate but has been effectively converted to a fixed rate of 6.45% through the use of an interest rate swap agreement and matures in five years.

(b)	Debt balance calculated using an exchange rate of 1.3455 USD/EUR as of March 31, 2010.

(c)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2010 Investment and Disposition Activity
As of March 31, 2010
(in thousands, except square footage)
Investment Activity
Investment Management Activity — Real Estate

Portfolio	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage

CPA®:17 — Global	Curtiss-Wright Flow Control	Middleburg Heights
	Service Corporation	and Cincinnati, OH	$13,777	Feb-10	Industrial	144,755
CPA®:17 — Global	Eroski Sociedad Cooperativa	various locations in Spain	48,944	Feb-10	Retail	201,823
CPA®:17 — Global	Angelica Textile Services, Inc.	locations in AZ, CA, FL,	57,592	Mar-10	Industrial	808,800
		GA, NC, SC,TN and TX
CPA®:17 — Global	Berry Plastics Corporation	Evansville, IN	28,811	Mar-10	Industrial	262,000

Total Investment Management Acquisitions			149,124			1,417,378

Principal Activity
WPC LLC	JP Morgan Chase Bank, N.A. (a)	Fort Worth, TX	47,583	Feb-10	Office	384,246

Total Acquisitions			$196,707			1,801,624

(a)	Investment was funded with proceeds of $36.1 million from the disposition of a property in 2009 in an exchange transaction under Section 1031 of the Internal Revenue Code and $11.5 million from our line of credit.
Disposition Activity
Investment Management Activity

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage

CPA®:14 (60%)	The Retail Distribution Group, Inc.	Grand Rapids, MI	$5,400	Mar-10	Warehouse/Distribution	107,677
CPA®:15	Garden Ridge, Inc.	Round Rock, TX	6,400	Mar-10		152,500

Total Investment Management Dispositions			11,800			260,177

Principal Activity
WPC LLC	The Boeing Company	Houston, TX	725	Feb-10	Industrial	10,960
WPC LLC	BellSouth Telecommunications, Inc.	Lafayette, LA	3,800	Mar-10	Office	66,846
WPC LLC (40%)	The Retail Distribution Group, Inc.	Grand Rapids, MI	3,600	Mar-10	Warehouse/Distribution	71,784
WPC LLC	Multi-tenant property	Houston, TX	2,700	Mar-10	Retail	29,785

Total Principal Dispositions			10,825			179,375

Total Dispositions			$22,625			439,552

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro rata basis)
As of March 31, 2010
(in thousands)
Portfolio Diversification by Rent (Pro rata basis)

		Percentage of
Top Ten Tenants/Lease Guarantors	Annualized Rent	Total Annualized Rent
Carrefour France, SAS	$7,707	8%
The American Bottling Company	4,842	5%
The New York Times Company	4,293	4%
JP Morgan Chase Bank, N.A.	3,862	4%
U.S. Airways Group, Inc.	3,297	3%
Bouygues Telecom, S.A. (France)	3,289	3%
Federal Express Corporation	3,109	3%
Titan Corporation	3,055	3%
Medica France, S.A	2,772	3%
Orbital Sciences Corporation	2,771	3%

Total	$38,997

(a)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Property Type (Pro rata basis)
As of March 31, 2010
(in thousands)

Property Type	Square Footage	Percent	Property Type	Annualized Rent	Percent
Warehouse/Distribution	5,023	36%	Office	$34,426	36%
Industrial	4,989	35%	Industrial	29,576	31%
Office	2,474	18%	Warehouse/Distribution	17,837	19%
Retail	1,060	7%	Other Properties(a)	6,390	6%
Other Properties (a)	363	3%	Retail	5,513	6%
Hospitality	158	1%	Hospitality	1,800	2%
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Total (b)	14,067	100%	Total(b)	$95,542	100%

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(b)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Tenant Industry (Pro rata basis)
As of March 31, 2010
(in thousands)

Industry Type (a)	Annualized Rent	Percent
Retail Trade	$14,100	15%
Business and Commercial Services	12,931	13%
Telecommunications	7,714	8%
Healthcare, Education and Childcare	7,551	8%
Electronics	7,025	7%
Media: Printing and Publishing	6,611	7%
Beverages, Food, and Tobacco	4,842	5%
Forest Products and Paper	4,621	5%
Aerospace and Defense	4,348	5%
Banking	3,861	4%
Transportation — Personal	3,481	4%
Transportation — Cargo	3,135	3%
Machinery	2,953	3%
Mining, Metals, and Primary Metal Industries	1,860	2%
Chemicals, Plastics, Rubber, and Glass	1,813	2%
Hotels and Gaming	1,810	2%
Consumer and Durable Goods	1,386	1%
Federal, State and Local Government	1,170	1%
Textiles, Leather, and Apparel	1,007	1%
Leisure, Amusement, Entertainment	907	1%
Other (b)	2,416	3%

Total (c)	$95,542	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Includes revenue from tenants in the following industries: construction and building (0.9%), automobile (0.7%), consumer non-durable goods (0.5%) and grocery (0.4%).

(c)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Geography (Pro rata basis)
As of March 31, 2010
(in thousands)

Region	Square Footage	Percent
United States
South	4,605	33%
East	3,298	23%
West	2,338	17%
Midwest	1,754	12%

	11,995	85%

International
France	1,712	12%
Germany	246	2%
Poland	114	1%

	2,072	15%

Total (a)	14,067	100%

Region	Annualized Rent	Percent
United States
South	$25,420	27%
West	21,644	23%
East	18,356	19%
Midwest	13,109	14%

	78,529	83%

International
France	13,769	14%
Germany	2,261	2%
Poland	983	1%

	17,013	17%

Total (a)	$95,542	100%

(a)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Lease Maturities (Pro rata basis)
As of March 31, 2010
(in thousands)

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration (a)	Rent	Rent
2010 (b)	$10,605	11%
2011	9,269	10%
2012	8,872	9%
2013	4,188	4%
2014	11,256	12%
2015	10,817	11%
2016	1,483	2%
2017	5,662	6%
2018	7,480	8%
2019	7,380	8%
2020	1,753	2%
2021	2,773	3%
2022	1,657	2%
2023	—	0%
2024	4,293	4%
2025	983	1%
2026	948	1%
2027	2,261	2%
2028	—	0%
2029	—	0%
2030	3,862	4%

Total(c)	$95,542	100%

Weighted Average Years to Maturity: 6.48

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2010 revenue stream.

(c)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands, except share amounts)

	March 31, 2010	December 31, 2009
Assets
Investments in real estate:
Real estate, at cost	$548,219	$525,607
Operating real estate, at cost	85,947	85,927
Accumulated depreciation	(112,910)	(112,286)

Net investments in properties	521,256	499,248
Net investment in direct financing leases	79,999	80,222
Equity investments in real estate and CPA® REITs	309,075	304,990

Net investments in real estate	910,330	884,460
Cash and cash equivalents	33,096	18,450
Due from affiliates	25,425	35,998
Intangible assets and goodwill, net	88,744	85,187
Other assets, net	32,562	69,241

Total assets	$1,090,157	$1,093,336

Liabilities and Equity
Liabilities:
Non-recourse debt	$209,158	$215,330
Line of credit	150,000	111,000
Accounts payable, accrued expenses and other liabilities	43,061	51,710
Income taxes, net	37,790	43,831
Distributions payable	19,718	31,365

Total liabilities	459,727	453,236

Redeemable noncontrolling interest	7,411	7,692

Commitments and contingencies
Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,220,182 and 39,204,605 shares issued and outstanding, respectively	755,661	754,507
Distributions in excess of accumulated earnings	(144,864)	(138,442)
Deferred compensation obligation	10,249	10,249
Accumulated other comprehensive loss	(4,532)	(681)

Total W. P. Carey members’ equity	616,514	625,633
Noncontrolling interests	6,505	6,775

Total equity	623,019	632,408

Total liabilities and equity	$1,090,157	$1,093,336

W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2010	2009
Revenues
Asset management revenue	$18,820	$19,108
Structuring revenue	6,834	10,409
Wholesaling revenue	2,103	1,093
Reimbursed costs from affiliates	15,048	9,874
Lease revenues	16,465	16,785
Other real estate income	3,821	3,213

	63,091	60,482

Operating Expenses
General and administrative	(17,601)	(19,099)
Reimbursable costs	(15,048)	(9,874)
Depreciation and amortization	(6,369)	(5,350)
Property expenses	(2,435)	(1,667)
Other real estate expenses	(1,815)	(2,131)
Impairment charges	(7,152)	—

	(50,420)	(38,121)

Other Income and Expenses
Other interest income	273	407
Income from equity investments in real estate and CPA® REITs	9,142	1,387
Other income and (expenses)	(664)	3,154
Interest expense	(3,711)	(4,195)

	5,040	753

Income from continuing operations before income taxes	17,711	23,114
Provision for income taxes	(4,112)	(6,200)

Income from continuing operations	13,599	16,914

Discontinued Operations
Income from operations of discontinued properties	299	995
Gain (loss) on sale of real estate	404	(135)

Income from discontinued operations	703	860

Net Income	14,302	17,774
Add: Net loss attributable to noncontrolling interests	286	170
Less: Net income attributable to redeemable noncontrolling interests	(175)	(235)

Net Income Attributable to W. P. Carey Members	$14,413	$17,709

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.35	$0.43
Income from discontinued operations attributable to W. P. Carey members	0.01	0.02

Net income attributable to W. P. Carey members	$0.36	$0.45

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.35	$0.42
Income from discontinued operations attributable to W. P. Carey members	0.01	0.02

Net income attributable to W. P. Carey members	$0.36	$0.44

Weighted Average Shares Outstanding
Basic	39,088,114	39,715,020

Diluted	39,495,845	39,927,886

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$13,710	$16,849
Income from discontinued operations, net of tax	703	860

Net income	$14,413	$17,709

Distributions Declared Per Share	$0.504	$0.496

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	Three months ended March 31,
	2010	2009
Cash Flows — Operating Activities
Net income	$14,302	$17,774
Adjustments to net income:
Depreciation and amortization including intangible assets and deferred financing costs	6,403	5,523
Income from equity investments in real estate and CPA® REITs in excess of distributions received	(4,530)	(1,760)
Straight-line rent adjustments	251	494
(Gain) loss on sale of real estate	(404)	135
Gain on extinguishment of debt	—	(6,991)
Allocation of (loss) earnings to profit sharing interest	(171)	3,698
Management income received in shares of affiliates	(8,532)	(6,896)
Unrealized loss on foreign currency transactions and others	608	208
Realized loss (gain) on foreign currency transactions and other	221	(69)
Impairment charges	7,152	—
Stock-based compensation expense	2,461	1,725
Deferred acquisition revenue received	14,851	21,794
Increase in structuring revenue receivable	(3,244)	(4,985)
(Decrease) increase in income taxes, net	(6,682)	971
Net changes in other operating assets and liabilities	(9,063)	(7,339)

Net cash provided by operating activities	13,623	24,282

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA® REITs in excess of equity income	5,556	5,661
Purchases of real estate and equity investments in real estate	(47,583)	(39,651)
Capital expenditures	(620)	(4,038)
Proceeds from sale of real estate	6,632	1,925
Funds released from escrow in connection with the sale of property	36,132	—
Proceeds from transfer of profit sharing interest	—	21,928

Net cash provided by (used in) investing activities	117	(14,175)

Cash Flows — Financing Activities
Distributions paid	(32,482)	(19,587)
Contributions from noncontrolling interests	620	1,024
Distributions to noncontrolling interests	(792)	(2,973)
Distributions to profit sharing interest	—	(3,434)
Scheduled payments of mortgage principal	(4,059)	(2,593)
Proceeds from credit facility	51,500	65,000
Prepayments of credit facility	(12,500)	—
Proceeds from mortgage financing	—	25,000
Proceeds from loans from affiliates	—	1,624
Payment of financing costs, net of deposits refunded	(195)	—
Windfall tax provision associated with stock-based compensation awards	(523)	(832)
Repurchase and retirement of shares	—	(10,486)

Net cash used in financing activities	1,569	52,743

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	(663)	(546)

Net increase in cash and cash equivalents	14,646	62,304
Cash and cash equivalents, beginning of period	18,450	16,799

Cash and cash equivalents, end of period	$33,096	$79,103

W. P. CAREY & CO. LLC
Detailed Property Summary
March 31, 2010

							Annualized
	Percent					Square	Rent	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Factor	Expiration	Term
Carrefour France, SAS (a)	46%	Nimes, FR	Warehouse/Distribution	Retail Trade	Europe	177,786	$1,297	1.36%	INSEE (2)	Nov-2012	Nov-2012
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	174,261	1,002	1.05%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, FR	Warehouse/Distribution	Retail Trade	Europe	152,365	914	0.96%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	126,925	730	0.76%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	134,937	675	0.71%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Ploufragan, FR	Warehouse/Distribution	Retail Trade	Europe	122,591	628	0.66%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, FR	Warehouse/Distribution	Retail Trade	Europe	101,248	607	0.64%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, FR	Warehouse/Distribution	Retail Trade	Europe	107,958	540	0.57%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Cholet, FR	Warehouse/Distribution	Retail Trade	Europe	99,261	509	0.53%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	60,292	347	0.36%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, FR	Warehouse/Distribution	Retail Trade	Europe	68,476	342	0.36%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	7,524	43	0.05%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	4,349	25	0.03%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	2,899	17	0.02%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	2,598	15	0.02%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	2,554	13	0.01%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (2)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,620	7,707	8.07%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,937	3.07%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,905	1.99%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,842	5.07%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,293	4.49%	Fixed	Mar-2024	Mar-2044

JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,862	4.04%	None	Feb-2030	Feb-2050

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation — Personal	West	167,890	3,297	3.45%	CPI	Apr-2014	Nov-2029

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	96,111	2,359	2.47%	INSEE (2)	Dec-2018	Dec-2018
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	65,660	930	0.97%	INSEE (2)	Dec-2018	Dec-2018

Bouygues Telecom, S.A. Total						161,771	3,289	3.44%

Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	710	0.74%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	710	0.74%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	710	0.74%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	710	0.74%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation — Cargo	South	30,212	201	0.21%	Fixed	May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation — Cargo	South	12,080	68	0.07%	Fixed	Apr-2012	Apr-2017

Federal Express Corporation Total						198,444	3,109	3.25%

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	3,055	3.20%	CPI	Jul-2012	Jul-2017

Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	616	0.64%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,620	616	0.64%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,666	385	0.40%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,592	385	0.40%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,846	385	0.40%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,813	385	0.40%	INSEE (2)	Sep-2021	Sep-2030

Medica France S.A. Total						154,306	2,772	2.26%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	2,771	2.90%	CPI	Sep-2019	Sep-2029

CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	993	1.04%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	843	0.88%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	636	0.67%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Land	Business and Commercial Services	South	1	80	0.08%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						110,338	2,552	2.67%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,355	2,261	2.37%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	East	5,400	50	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	South	5,400	50	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.05%	Fixed	Aug-2012	Dec-2037

W. P. CAREY & CO. LLC
Detailed Property Summary
March 31, 2010

							Annualized
	Percent					Square	Rent	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Factor	Expiration	Term
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.04%	Fixed	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.04%	None	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	South	6,660	31	0.03%	None	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	East	4,000	31	0.03%	Fixed	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.03%	Fixed	Oct-2015	Oct-2025
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.02%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.02%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2015	Aug-2019

AutoZone, Inc. Total						302,230	2,214	2.32%

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	437,500	2,073	2.17%	Fixed	Mar-2010	Mar-2016

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	2,069	2.17%	Fixed	May-2011	May-2019

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.52%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.58%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.10%

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,180	1.24%	CPI	Oct-2013	Oct-2015
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683	0.71%	CPI	Oct-2013	Oct-2023

Information Resources, Inc. Total						83,992	1,863	1.95%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,258	1.32%	CPI	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	529	0.55%	CPI	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	5,292	26	0.03%	CPI	Mar-2015	Mar-2015

Fiskars Brands, Inc. Total						374,829	1,813	1.90%

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,800	1.88%	Fixed	Jan-2012	Jan-2012

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422	1.49%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	362	0.38%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,784	1.87%

Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Office	Business and Commercial Services	West	35,951	886	0.93%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Industrial	Business and Commercial Services	West	36,205	886	0.93%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						72,156	1,772	1.85%

W. P. CAREY & CO. LLC
Detailed Property Summary
March 31, 2010

							Annualized
	Percent					Square	Rent	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Factor	Expiration	Term
BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	656	0.69%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	264	0.28%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	215	0.23%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	146	0.15%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	127	0.13%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	125	0.13%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	45	0.05%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,578	1.65%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958	1.00%	CPI	Dec-2010	Dec-2015
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	612	0.64%	CPI	Dec-2010	Dec-2015

Cleo, Inc. Total						1,006,170	1,570	1.64%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,539	1.61%	CPI	Aug-2018	Aug-2018

Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639	0.67%	CPI	Nov-2019	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	414	0.43%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	182	0.19%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	93	0.10%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92	0.10%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92	0.10%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						148,833	1,512	1.58%

World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,501	1.57%	CPI	Dec-2017	Dec-2042

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,425	1.49%	Fixed	May-2011	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,360	1.42%	Fixed	Sep-2011	Jun-2021

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,035	1.08%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	235	0.25%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,270	1.33%

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	432	0.45%	CPI	Sep-2012	Sep-2012
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	414	0.43%	CPI	Mar-2014	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	374	0.39%	CPI	Mar-2014	Mar-2030

United Stationers Supply Company Total						197,098	1,220	1.28%

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,194	1.25%	CPI	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170	1.22%	Fixed	Apr-2011	Apr-2011

Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	South	88,578	841	0.88%	Fixed	Jul-2013	Jul-2023
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	East	30,176	309	0.32%	Fixed	Jun-2010	Jun-2013

Lockheed Martin Corporation Total						118,754	1,150	1.20%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	816	0.85%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	294	0.31%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,110	1.16%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	570	0.60%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	241	0.25%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	238	0.25%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	43	0.05%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,092	1.14%

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	573	0.60%	None	Sep-2010	Sep-2012
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	38,150	412	0.43%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	5,856	63	0.07%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	2,044	22	0.02%	None	Sep-2010	Sep-2011

United Space Alliance LLC Total						137,850	1,070	1.12%

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	1,007	1.05%	CPI	Dec-2010	Dec-2020

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,559	983	1.03%	CPI	Dec-2025	Dec-2040

Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823	0.86%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	39	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	18	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	948	0.99%

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	924	0.97%	CPI	Dec-2014	Dec-2029

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	907	0.95%	CPI	Jun-2017	Jun-2037

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.77%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.15%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.92%

W. P. CAREY & CO. LLC
Detailed Property Summary
March 31, 2010

							Annualized
	Percent					Square	Rent	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Factor	Expiration	Term

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643	0.67%	Fixed	Feb-2018	Feb-2023

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	628	0.66%	Fixed	Nov-2011	Nov-2021

BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	595	0.62%	Fixed	Jun-2016	Jun-2021

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	58	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	52	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	40	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	29	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	561	0.59%

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	33,400	549	0.57%	Fixed	Jun-2010	Jun-2010

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	200,000	507	0.53%	Fixed	Jun-2010	Jun-2020

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.51%	Fixed	Jun-2017	Jun-2020

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	471	0.49%	Fixed	Apr-2012	Apr-2017

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	317	0.33%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	79	0.08%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	396	0.41%

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.22%	None	Mar-2011	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.19%	None	May-2011	May-2026

Kmart Corporation Total						192,778	390	0.41%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.41%	CPI	Nov-2022	Nov-2022

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	375	0.39%	Fixed	Apr-2012	Apr-2018

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	331	0.35%	None	Jan-2020	Jan-2025

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	328	0.34%	Fixed	Jul-2016	Jul-2026

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.31%	CPI	Jul-2013	Dec-2022

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178	0.19%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	96	0.10%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274	0.29%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	269	0.28%	CPI	Apr-2011	Apr-2026

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.23%	Fixed	Feb-2013	Feb-2013

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	40,296	212	0.22%	Various	Nov-2013	Nov-2013

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	185	0.19%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation — Personal	South	25,125	164	0.17%	Fixed	Jul-2013	Jul-2013

Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134	0.14%	None	Oct-2010	Oct-2030

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	75	0.08%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	32	0.03%	Fixed	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	107	0.11%

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	82	0.09%	Fixed	Jul-2010	Jul-2025

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.10%	None	Oct-2014	Oct-2019

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.05%	Fixed	Dec-2017	Dec-2022

RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	45	0.05%	Fixed	Nov-2011	Nov-2011

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	44	0.05%	Fixed	Aug-2013	Aug-2016

Cypress Creek Partners, LLC	100%	Little Rock, AR	Retail	Grocery	South	21,932	35	0.04%	None	Mar-2017	Mar-2022

W. P. CAREY & CO. LLC
Detailed Property Summary
March 31, 2010

							Annualized
	Percent					Square	Rent	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Factor	Expiration	Term

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation — Cargo	East	13,284	28	0.03%	Fixed	Sep-2010	Sep-2012

Pittsburgh Institute of Aeronautics (c)	100%	West Mifflin, PA	Retail	Transportation — Personal	East	1	20	0.02%	None	MTM	MTM

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	None	Apr-2011	Apr-2011

Action Buys Cars, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	1	10	0.01%	None	MTM	MTM

Common Area Space	100%	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	0.00%	None	Nov-2010	Nov-2010

Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	87,000	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Little Rock, AR	Retail	N/A	South	64,358	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	61,489	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	38,366	—	—	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	37,910	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	100%	Montgomery, AL	Retail	N/A	South	32,690	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	32,613	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Warehouse/Distribution	N/A	South	32,320	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	—	—	N/A	N/A	N/A
Vacant	100%	College Station,TX	Office	N/A	South	19,152	—	—	N/A	N/A	N/A
Vacant	75%	Illkirch-Graffenstaden, France	Office	N/A	Europe	11,108	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A

Vacant Total						925,602	—	—

Grand Total (d)						14,066,785	$95,542	100%

(a)	Rents reflect a conversion rate of 1.3455 USD/EUR as of March 31, 2010.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

(e)	Numbers may not add due to rounding.